U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 13, 2013

ADA-ES, INC.

(Name of registrant as specified in its charter)

Colorado	000-50216	84-1457385
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

9135 South Ridgeline Blvd., Highlands Ranch, Colorado		80129
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (303) 734-1727

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

Michael Durham, President and CEO and Graham Mattison, Vice President of Investor Relations of ADA-ES, Inc. (“ADA”) are scheduled to present at the Deutsche Bank Securities 2013 dbAccess Clean Tech, Utilities & Power One-on-One Conference on Monday, May 13, 2013 at the Waldorf Astoria Hotel in New York, NY and the Brean Capital 2013 Global Resources & Infrastructure Conference on Monday, May 20, 2013 at the Convene in New York, NY. A copy of the slides to be used at the presentations is currently available via the Investor Information section of ADA’s website at www.adaes.com. A copy of the presentation materials is attached hereto as Exhibit 99.1.

On April 30, 2013, we issued a press release announcing ADA’s scheduled presentations. A copy of the press release is furnished as Exhibit 99.2 to this report.

Item 9.01.	Financial Statements and Exhibits

(d) The following items are furnished as exhibits to this report:

99.1 May 2013 Investor Presentation.

99.2 Press Release, ADA-ES, Inc. Schedules 2013 First Quarter Financial Results News Release and Conference Call; ADA-ES to Participate in Two Upcoming Investor Conferences dated April 30, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 13, 2013

ADA-ES, Inc.
Registrant

/s/ Mark H. McKinnies
Mark H. McKinnies
Senior Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	May 2013 Investor Presentation.

99.2	Press Release, ADA-ES, Inc. Schedules 2013 First Quarter Financial Results News Release and Conference Call; ADA-ES to Participate in Two Upcoming Investor Conferences dated April 30, 2013.